UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 29, 2012

Omni Ventures, Inc.
(Exact name of registrant as specified in its charter)

Kansas
(State or Other Jurisdiction of Incorporation)

333-156263	26-3404322
(Commission File Number)	(IRS Employer Identification No.)

3131 South Broadway, Los Angeles, CA	90007
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(323) 981-0205
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 29, 2012, the Company entered into a financing agreement with AtCorp, Inc., for a credit line of up to $1,500,000.  The financing is in the form of a 6% Senior Secured Promissory Note and has a one year term.  The line of credit is not convertible therefore has no dilution effect.  The line of credit is subject to the Intercreditor Agreement with the Company’s first lien holder, Agile Opportunity Fund, LLC.  The funding will be utilized for marketing, inventory and other working capital needs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 30, 2012
OMNI VENTURES, INC.
By: /s/ Christian Wicks
Christian Wicks
President